UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23739

Exact name of registrant as specified in charter:	PGIM Private Real Estate Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800‑225‑1852

Date of fiscal year end:	12/31/2022

Date of reporting period:	12/31/2022

Item 1 – Reports to Stockholders

PGIM PRIVATE REAL ESTATE FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2022

To enroll in e‑delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.
Mutual funds and closed‑end funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Your Fund’s Performance (unaudited)
Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month‑end by calling (800) 225‑1852.

Total Returns as of 12/31/22

Since Inception (%)
Class I
(without sales charges)	-0.12 (11/03/2022)
Class D
(without sales charges)	-0.16 (11/03/2022)

Class S
(without sales charges)	-0.24 (11/03/2022)
Class T
(without sales charges)	-0.24 (11/03/2022)
Since Inception returns are provided since the Fund has less than 10 fiscal years of returns.

PGIM Private Real Estate Fund, Inc.    3

Strategy and Performance Overview (unaudited)
The Fund commenced operations on November 3, 2022 and acquired two initial properties – the Monarch Town Center in Miramar, Florida which closed on October 28, 2022, and the East Gate Marketplace in Chantilly, Virginia which closed on December 1, 2022. The combined equity investment in the two properties was $49.0 million, and the remainder of the Fund’s investments (approximately $1.1M or 2.2% of the fund’s total net assets) were held in cash/short-term investments. At the end of the Fund’s December 31, 2022 fiscal year‑end, both investment properties continued to be held at cost and we anticipate the first appraisals on both properties to occur in the first quarter of 2023. After the inclusion of fund operating expenses and one‑time financing costs, the Fund’s cumulative total return on the Class I shares was ‑0.12% for the year ended December 31, 2022.

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Consolidated Schedule of Investments
as of December 31, 2022

Description		Value

LONG-TERM INVESTMENTS 97.9%

PRIVATE REAL ESTATE
INVESTMENTS IN NON‑CONSOLIDATED JOINT VENTURES - RETAIL(pp)
East Gate Marketplace, Chantilly, Virginia^		$22,101,593
Monarch Town Center, Miramar, Florida^		26,848,663

TOTAL LONG-TERM INVESTMENTS (cost $48,950,256)		48,950,256

	Shares

SHORT-TERM INVESTMENT 2.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,082,063)(wb)	1,082,063	1,082,063

TOTAL INVESTMENTS 100.1% (cost $50,032,319)		50,032,319
Liabilities in excess of other assets (0.1)%		(48,094)

NET ASSETS 100.0%		$49,984,225

^	Indicates a Level 3 investment. The aggregate value of Level 3 investments is $48,950,256 and 97.9% of net assets.
(pp)	The Fund’s contractual ownership in the joint venture prior to the impact of promote structures ranges from 98.5% to 99.0% of the venture.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
Fair Value Measurements:
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
Level 1—unadjusted quoted prices generally in active markets for identical investments.
Level 2—quoted prices for similar investments, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—unobservable inputs for investments valued in accordance with Board approved fair valuation procedures.
The following is a summary of the inputs used as of December 31, 2022 in valuing such portfolio investments:

	Level 1	Level 2	Level 3
Investments
Assets
Private Real Estate
Investments in Non‑Consolidated Joint Ventures - Retail	$—	$—	$48,950,256

See Notes to Financial Statements.
PGIM Private Real Estate Fund, Inc.    5

Consolidated Schedule of Investments (continued)
as of December 31, 2022

	Level 1	Level 2	Level 3
Investments (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$1,082,063	$—	$—

Total	$1,082,063	$—	$48,950,256

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Private Real Estate Investments in Non‑Consolidated Joint Ventures ‑ Retail
Balance as of 11/03/22	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	48,950,256
Sales	—

Balance as of 12/31/22	$48,950,256

Level 3 investments as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Investments	Fair Value as of December 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs
Private Real Estate
Investments in Non‑Consolidated Joint Ventures - Retail
East Gate Marketplace	$22,101,593	Market	Cost	Unadjusted Cost
Monarch Town Center	26,848,663	Market	Cost	Unadjusted Cost

	$48,950,256

See Notes to Financial Statements.

Sector Allocation:
The sector allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2022 were as follows:

Private Real Estate
Investments in Non‑Consolidated Joint Ventures - Retail	97.9%
Affiliated Mutual Fund	2.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.
PGIM Private Real Estate Fund, Inc.    7

Consolidated Statement of Assets and Liabilities
as of December 31, 2022

Assets

Investments at value:
Unaffiliated investments (cost $48,950,256)	$48,950,256
Affiliated investments (cost $1,082,063)	1,082,063
Cash*	35,001
Due from Manager	130,931
Prepaid expenses	48,520

Total Assets	50,246,771

Liabilities

Professional fees payable	115,204
Audit fee payable	65,000
Income tax liability	35,000
Custodian and accounting fees payable	29,659
Accrued expenses and other liabilities	10,648
Shareholder reports fee payable	6,994
Distribution fee payable	41

Total Liabilities	262,546

Net Assets	$49,984,225

Net assets were comprised of:
Common stock, at par	$2,001
Paid‑in capital in excess of par	50,006,232
Total distributable earnings (loss)	(24,008)

Net assets, December 31, 2022	$49,984,225

See Notes to Financial Statements.

Class I
Net asset value, offering price and repurchase price per share,
($49,909,363 ÷ 1,998,159 shares of common stock issued and outstanding)	$24.98

Class D
Net asset value, offering price and repurchase price per share,
($24,970 ÷ 1,000 shares of common stock issued and outstanding)	$24.97

Class S
Net asset value, offering price and repurchase price per share,
($24,946 ÷ 1,000 shares of common stock issued and outstanding)	$24.95

Class T
Net asset value and repurchase price per share,
($24,946 ÷ 1,000 shares of common stock issued and outstanding)	$24.95
Maximum sales charges (3.50% of offering price)	0.90

Maximum offering price to public	$25.85

*	Cash restricted for income tax liability

See Notes to Financial Statements.
PGIM Private Real Estate Fund, Inc.    9

Consolidated Statement of Operations
For the Period November 03, 2022* through December 31, 2022

Net Investment Income (Loss)

Affiliated dividend income	$8,407

Expenses
Management fee	64,695
Distribution fee(a)	78
Professional fees	122,000
Audit fee	65,000
Custodian and accounting fees	30,292
Fund data services	26,122
Shareholders’ reports	7,000
Pricing fees	5,000
Transfer agent’s fees and expenses(a)	2,650
Miscellaneous	16,431

Total expenses	339,268
Less: Fee waiver and/or expense reimbursement(a)	(306,853)

Net expenses	32,415

Net investment income (loss), before income tax and income tax reimbursement	(24,008)

Income tax expense	35,000
Net investment income (loss), after income tax	(59,008)

Less: Income tax reimbursement	(35,000)

Net investment income (loss), after income tax and income tax reimbursement	(24,008)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(24,008)

*	Commencement of operations.
(a)	Class specific expenses and waivers were as follows:

	Class I	Class D	Class S	Class T
Distribution fee	—	10	34	34
Transfer agent’s fees and expenses	2,500	50	50	50
Fee waiver and/or expense reimbursement	(306,103)	(250)	(250)	(250)

See Notes to Financial Statements.

Consolidated Statement of Changes in Net Assets

November 03, 2022* through December 31, 2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss), after income tax and income tax reimbursement	$(24,008)

Net increase (decrease) in net assets resulting from operations	(24,008)

Fund share transactions
Net proceeds from shares sold	48,408,233

Total increase (decrease)	48,384,225

Net Assets:
Beginning of period	1,600,000

End of period	$49,984,225

*	Commencement of operations.

See Notes to Financial Statements.
PGIM Private Real Estate Fund, Inc.    11

Consolidated Statement of Cash Flows
For the Period November 03, 2022* through December 31, 2022

Cash Flows Provided By / (Used For) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(24,008)

Adjustments To Reconcile Net Increase (Decrease) In Net Assets Resulting From Operations To Net Cash Provided By / (Used For) Operating Activities:
Purchases of long-term portfolio investments	(48,950,256)
Net proceeds (purchases) of short-term portfolio investments	(1,082,063)
(Increase) Decrease In Assets:
Due from Manager	(130,931)
Prepaid expenses	(48,520)
Increase (Decrease) In Liabilities:
Professional fees payable	115,204
Audit fee payable	65,000
Income tax liability	35,000
Custodian & accounting fee payable	29,659
Accrued expenses and other liabilities	10,648
Shareholder reports fee payable	6,994
Distribution fee payable	41

Total adjustments	(49,949,224)

Net cash provided by (used for) operating activities	(49,973,232)

Cash Flows Provided By (Used For) Financing Activities:
Proceeds from Fund shares sold	48,408,233

Net cash provided by (used for) financing activities	48,408,233

Net increase (decrease) in cash and restricted cash	(1,564,999)

Cash and restricted cash at beginning of period	1,600,000

Cash And Restricted Cash At End Of Period	$35,001

*	Commencement of operations.

See Notes to Financial Statements.

Consolidated Financial Highlights

Class I Shares
	November 03, 2022(a) through December 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Total from investment operations	(0.02)
Net asset value, end of period	$24.98
Total Return(c):	(0.08)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$49,909
Average net assets (000)	$39,948
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.50	%(e)
Expenses before waivers and/or expense reimbursement	3.77	%(e)(f)
Net investment income (loss)	(0.37	)%(e)
Portfolio turnover rate(g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non‑recurring expenses.
(f)	Includes a non‑recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(g)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in‑kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Consolidated Financial Highlights (continued)

Class D Shares
	November 03, 2022(a) through December 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Total from investment operations	(0.03)
Net asset value, end of period	$24.97
Total Return(c):	(0.12)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25
Average net assets (000)	$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75	%(e)
Expenses before waivers and/or expense reimbursement	5.34	%(e)(f)
Net investment income (loss)	(0.74	)%(e)
Portfolio turnover rate(g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non‑recurring expenses.
(f)	Includes a non‑recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(g)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in‑kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class S Shares
	November 03, 2022(a) through December 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)
Total from investment operations	(0.05)
Net asset value, end of period	$24.95
Total Return(c):	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25
Average net assets (000)	$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35	%(e)
Expenses before waivers and/or expense reimbursement	5.95	%(e)(f)
Net investment income (loss)	(1.34	)%(e)
Portfolio turnover rate(g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non‑recurring expenses.
(f)	Includes a non‑recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(g)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in‑kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Consolidated Financial Highlights (continued)

Class T Shares
	November 03, 2022(a) through December 31, 2022

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$25.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)
Total from investment operations	(0.05)
Net asset value, end of period	$24.95
Total Return(c):	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$25
Average net assets (000)	$25
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35	%(e)
Expenses before waivers and/or expense reimbursement	5.95	%(e)(f)
Net investment income (loss)	(1.34	)%(e)
Portfolio turnover rate(g)	0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non‑recurring expenses.
(f)	Includes a non‑recurring income tax expense of 0.09% for the period ended December 31, 2022, for which the Manager has reimbursed the Fund.
(g)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving property investments, short-term investments, certain derivatives and in‑kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Consolidated Financial Statements

1.	Organization
PGIM Private Real Estate Fund, Inc. (the “Fund”) is a newly organized, non‑diversified, closed‑end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is organized as a Maryland Corporation. The Fund invests primarily in private real estate in the United States. The Fund owns and plans to continue to own all or substantially all of its property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund directly or through its subsidiaries may also enter into joint ventures with third parties to make investments. The Fund or its subsidiaries may also make investments in partnerships or other co‑ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties. The financial statements of the Fund are consolidated with its wholly-owned operating partnership and all intercompany transactions have been eliminated in consolidation. For the period ended December 31, 2022, the Fund’s investments were non‑consolidated joint ventures, where the Fund does not maintain primary control. For the taxable year ended December 31, 2022 the Fund was taxed as a C corporation for federal, state, and local income taxes. The Fund intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) beginning with the Fund’s taxable year ended December 31, 2023.
The investment objectives of the Fund are to provide current income and long-term capital appreciation.

2.	Accounting Policies
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.
Private Real Estate Valuation: Investments in newly acquired properties may initially be valued at cost. Generally, each property will then be valued by an independent third-party appraisal firm. Upon conclusion of the appraisal, limited scope valuations are also performed monthly.
Investments in non‑consolidated joint ventures are stated at fair value (which could be the cost of the investment as discussed above). The Fund’s ownership interests are valued

PGIM Private Real Estate Fund, Inc.    17

Notes to Consolidated Financial Statements (continued)

based on the Fund’s ownership interest in the underlying entities and the fair value of the underlying real estate. Any other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.
Such fair values are typically determined by utilizing the income approach and discounted cash flow methodology. The income approach is the primary approach used to estimate an income stream for a property and discount this income into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The discount rate and terminal capitalization rate are significant inputs to these valuations. Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, and any specific rights or terms associated with the investment.
Securities and Other Assets Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, such as the type of investment. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a‑5(b) to perform the fair value determination. Pursuant to the Board’s delegation, the Valuation Designee has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent valuation agent services. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.
Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement. The Fund’s real property investments’ fair valuations are classified as Level 3 in the fair value hierarchy.
Investments in open‑end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.
Investment Transactions and Net Investment Income: Investment transactions are recorded on any of the following: the trade date, the date the Fund obtains a right to the investment, the date the Fund is eligible to collect proceeds from the sale, or the date the Fund incurs an obligation to the price of the investment purchased. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Operating expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers may include distribution fees, shareholder servicing fees, transfer agent’s fees and expenses, and fee waivers and/or expense reimbursements, as applicable.
Offering and Organizational Costs: The Manager has agreed to pay all of the Fund’s organizational expenses and offering costs associated with this offering. Additionally, for the Fund’s first year of operations, the Manager paid director expenses on behalf of the Fund of $103,000. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Manager.
Taxes: For the taxable year ended December 31, 2022 the Fund was taxed as a C corporation for federal, state, and local income taxes. The Fund has entered into an agreement with the Manager under which the Manager has agreed to pay or reimburse the Fund for its U.S. federal, state, and local income taxes incurred as a result of the Fund’s C Corporation status. For the reporting period ended December 31, 2022, the estimated tax liability was $35,000 which the Manager has reimbursed the Fund. Such amounts are not reimbursable to the Manager. The Fund intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) beginning with the Fund’s taxable year ended December 31, 2023.
Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from

PGIM Private Real Estate Fund, Inc.    19

Notes to Consolidated Financial Statements (continued)

GAAP, are recorded on the ex‑date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid‑in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events. The Fund will seek to begin paying distributions as defined below in connection with the commencement of its public offering of shares. Following its election and qualification as a REIT, the Fund intends to make distributions necessary to maintain its qualification as a REIT.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.
Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements
The Fund has a management agreement with the Manager pursuant to which the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.
The Manager has entered into a subadvisory agreement with PGIM, Inc. (the “Subadviser” or “PGIM”) primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Manager pays for the services of the Subadviser.
Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended December 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets	1.00%
The Manager has contractually agreed to waive its management fee until August 15, 2023.

Pursuant to the management agreement, an incentive fee is calculated and payable quarterly in arrears in an amount equal to 10.00% of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% total return over the trailing 12‑month period. The Incentive Fee will only be payable beginning with the calendar quarter ending after the Fund has at least 12 months of operations. Accordingly, no incentive fee was accrued or payable during the fiscal period ended December 31, 2022.
“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Funds net investment income (or loss) (i.e., net of fund level expenses) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees).
“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.
“Total Return” for any 12‑month period shall equal the sum of: (i) all distributions accrued or paid (without duplication) on the Fund’s Common Stock (as defined below) since the beginning of the applicable 12‑month period plus (ii) the change in aggregate NAV of such Common Stock since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Common Stock, (y) any allocation/accrual to the performance participation interest and (z) applicable distribution and servicing fee expenses.
The Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed 0.50% of net assets (annualized) through August 15, 2025. The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than 0.50% of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years.
“Specified Expenses” includes all expenses incurred in the business of the Fund, including organizational and offering costs (other than Initial Organization and Offering Costs), with the following exceptions: (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses,(vi) brokerage costs or other investment-related out‑of‑pocket expenses, including with respect to unconsummated investments,(vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

PGIM Private Real Estate Fund, Inc.    21

Notes to Consolidated Financial Statements (continued)

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I, Class D, Class S, and Class T shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class S, Class T, and Class D shares pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.
Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.
The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee		Net Distribution Fee
I	N/A	%	N/A	%
D	0.25		0.25
S	0.85		0.85
T	0.85		0.85
For the period ended December 31, 2022, PIMS had not sold any shares of the Fund, and accordingly did not receive any front‑end sales charges (“FESL”) or early redemption fees resulting from sales of certain class shares.
PGIM Investments, PGIM Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates
Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out‑of‑pocket expenses paid to non‑affiliates, where applicable.
The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

5.	Portfolio Securities
The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended December 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$48,950,256	$—
A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the period ended December 31, 2022, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$—	$21,963,792	$20,881,729	$—	$—	$1,082,063	1,082,063	$8,407

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex‑date. For the period ended December 31, 2022, the Fund was taxed as a C‑Corp which did not require the Fund to make tax distributions to shareholders.

7.	Capital and Ownership
The Fund offers Class I, Class D, Class S, and Class T shares. Class T shares are sold with a maximum front‑end sales charge of 3.50%. Class I Shares, Class D Shares, and Class S Shares are not subject to a sales load. Shares redeemed prior to 12 months from the date of issue are subject to a 2% early redemption fee. The redemption fee is accounted for as an addition to paid‑in capital.
The Fund is authorized to issue 1,000,000,000 shares of capital stock, $0.001 par value per share. The shares are further classified and designated as follows:

Class	Number of Shares
I	550,000,000
D	100,000,000
S	100,000,000
T	250,000,000

PGIM Private Real Estate Fund, Inc.    23

Notes to Consolidated Financial Statements (continued)

As of December 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned all of the outstanding shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
I	1,998,159	100.0%
D	1,000	100.0
S	1,000	100.0
T	1,000	100.0
At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	100.0%
Unaffiliated	—	—
Transactions in shares of common stock were as follows:

Share Class	Shares		Amount

Class I
Period ended December 31, 2022*:
Shares sold	1,998,159	**	$48,333,233
Net increase (decrease) in shares outstanding	1,998,159		$48,333,233

Class D
Period ended December 31, 2022*:
Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

Class S
Period ended December 31, 2022*:
Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

Class T
Period ended December 31, 2022*:
Shares sold	1,000	**	$25,000
Net increase (decrease) in shares outstanding	1,000		$25,000

*	Commencement of operations was November 03, 2022.
**	Includes seed capital.

8.	Repurchases
The Fund intends, but is not obligated, to conduct quarterly tender offers (also referred to as “repurchases”) for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date, in the sole discretion of the Board. In the event a tender offer is oversubscribed, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock, without amending or extending the tender offer.
A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one‑year anniversary of a stockholder’s purchase of the Common Stock (on a “first in‑first out” basis).

9.	Investments in Non-consolidated Joint Ventures
In accordance with requirements under Regulation S‑X Rules 3‑09 and 4‑08(g), the Fund considers its non‑consolidated joint venture subsidiaries to be significant subsidiaries under the rules. Below is a summary of financial information and fair values of such non‑consolidated joint ventures as of December 31, 2022.

	East Gate Marketplace*	Monarch Town Center**	Total

Balance Sheet:
Assets:

Real estate (cost $109,347,731)	$46,854,287	$62,493,444	$109,347,731

Cash	889,948	235,544	1,125,492

Other current assets	40,779	517,598	558,377

Total assets	47,785,014	63,246,586	111,031,600

Liabilities and equity:

Mortgage notes payable, net	25,296,086	33,500,000	58,796,086

Accrued expenses and accounts payable	128,100	2,154,483	2,282,583

Tenant security deposits	98,376	125,308	223,684

Total liabilities	25,522,562	35,779,791	61,302,353

Equity	22,262,452	27,466,795	49,729,247

Total liabilities and equity	47,785,014	63,246,586	111,031,600

Income Statements:

Revenue	311,480	851,538	1,163,018

Expenses	373,870	757,536	1,131,406

Net income (loss)	$(62,390)	$94,002	$31,612

*	Results of operations are presented for the period November 02, 2022 through December 31, 2022
**	Results of operations are presented for the period October 28, 2022 through December 31, 2022

PGIM Private Real Estate Fund, Inc.    25

Notes to Consolidated Financial Statements (continued)

10.	Risks of Investing in the Fund
The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.
No History of Operations: The Fund is a newly organized, non‑diversified, closed‑end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.
Real Estate Investment Risk: The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

●	local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;

●	lack of liquidity inherent in the nature of the asset;

●	reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

●	ability and cost to replace a tenant/operator/manager upon default;

●	property management decisions;

●	property location and conditions;

●	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

●	competition from comparable properties;

●	the occupancy rate of, and the rental rates charged at, the properties;

●	leasing market activity;

●	the ability to collect on a timely basis all rent;

●	the effects of any bankruptcies or insolvencies;

●	changes in interest rates and in the availability, cost and terms of mortgage financing;

●	changes in governmental rules, regulations and fiscal policies;

●	cost of compliance with applicable federal, state, and local laws and regulations;

●	acts of nature, including earthquakes, hurricanes and other natural disasters;

●	climate change and regulations intended to control its impact;

●	the potential for uninsured or underinsured property losses; and other factors beyond the Fund’s control.
Illiquid Investment Risk: Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.
Liquidity Risk: The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.
Non‑Diversification Risk: The Fund is “non‑diversified,” which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the United States.
Real Estate Joint Venture Risk: The Fund may enter into real estate joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co‑ownership arrangements or participations. Such investments may involve risks not

PGIM Private Real Estate Fund, Inc.    27

Notes to Consolidated Financial Statements (continued)

otherwise present with other methods of investment, including, for instance, the following risks and conflicts of interest:

●	the real estate joint venture partner in an investment could become insolvent or bankrupt;

●
the joint venture partner will typically have day‑to‑day control over the investment, and the Fund’s rights regarding certain major decisions affecting the ownership of the real estate joint venture and the joint venture property, such as the sale of the property or the making of additional capital contributions for the benefit of the property, will typically be limited. These factors may prevent the Fund from taking actions that are opposed by its real estate joint venture partner; under certain real estate joint venture arrangements, neither party may have the power to unilaterally direct certain activities of the venture and, under certain circumstances, an impasse could result regarding cash distributions, reserves, or a proposed sale or refinancing of the investment, and this impasse could have an adverse impact on the real estate joint venture, which could adversely impact the operations and profitability of the real estate joint venture and/or the amount and timing of distributions the Fund receives from the real estate joint venture;

●
the real estate joint venture partner may at any time have economic or business interests or goals that are or that become in conflict with the Fund’s business interests or goals, including, for instance, the operation of the properties;

●	the real estate joint venture partner may be structured differently than the Fund for tax purposes and this could create conflicts of interest;

●
the Fund will typically rely upon its real estate joint venture partner to manage the day‑to day operations of the real estate joint venture and underlying assets, as well as to prepare financial information for the real estate joint venture and any failure to perform these obligations appropriately may have a negative impact on the Fund’s performance and results of operations;

●
the real estate joint venture partner may experience a change of control, which could result in new management of the real estate joint venture partner with less experience or conflicting interests to the Fund and be disruptive to the Fund’s business;

●	the real estate joint venture partner may be in a position to take action contrary to the Fund’s instructions or requests or contrary to the Fund’s policies or objectives;

●	the terms of the real estate joint ventures could restrict the Fund’s ability to sell or transfer its interest to a third party when it desires on advantageous terms, which could result in reduced liquidity;

●
the Fund or its real estate joint venture partner may have the right to cause the Fund to sell its interest, or acquire its partner’s interest, at a time when the Fund otherwise would not have initiated such a transaction; and

●	the real estate joint venture partner may not have sufficient personnel or appropriate levels of expertise to adequately support the Fund’s initiatives.
In addition, disputes between the Fund and its real estate joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. Any of the above risks and conflicts of interest might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate joint venture partner.
Valuation Risk: Within the parameters of the Fund’s valuation policies and procedures, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s Independent Valuation Advisor and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager, Subadviser, and Independent Valuation Advisor with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.
LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (“IBOR”). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase‑out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

PGIM Private Real Estate Fund, Inc.    29

Notes to Consolidated Financial Statements (continued)

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could be experienced until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of PGIM Private Real Estate Fund, Inc.
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Private Real Estate Fund, Inc. (the “Fund”) as of December 31, 2022, and the related consolidated statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period November 3, 2022 (commencement of operations) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period November 3, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent and other auditing procedures for real estate held as of December 31, 2022. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
February 24, 2023
We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Private Real Estate Fund, Inc.    31

Other Information
DISTRIBUTION REINVESTMENT PLAN
OF
PGIM PRIVATE REAL ESTATE FUND, INC.
PGIM Private Real Estate Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), declared by its Board of Directors on shares of its common stock (the “Common Stock”):
1. Unless a stockholder specifically elects to receive cash as set forth below, all
Distributions hereafter declared by the Board of Directors shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a Distribution in stock.
2. Such Distributions shall be payable on such date or dates as may be fixed from time to time by the Board of Directors to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the Distribution involved.
3. Prudential Mutual Fund Services LLC, the plan administrator (the “Plan Administrator”), will set up an account for the Common Stock acquired pursuant to the Plan for each stockholder who has not elected to receive Distributions in cash (each a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non‑certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold the Common Stock of the Fund for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified by the record stockholders as representing the total amount registered in such stockholder’s name and held for the account of Participants.
4. When the Fund declares a Distribution, the Plan Administrator, on the stockholder’s behalf, will receive additional authorized Common Stock from the Fund. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Common Stock issued to a stockholder under the Plan. All Common Stock purchased under the Plan will be held in the name of each Participant.
5. The Fund expects to issue Common Stock pursuant to the Plan, immediately following each Distribution payment date and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a Participant will be distributed to that Participant.
6. A stockholder malauray, however, elect to receive Distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator, in writing so that such notice is received by the Plan Administrator three (3) days prior to the distribution date fixed by the Board of Directors for the Distribution involved.
7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable. Each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the net asset value of the Fund’s shares at the time of termination.
8. There will be no direct expenses to Participants for the administration of the Plan. There is no direct service charge to Participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants. All fees associated with the Plan will be paid by the Fund.
9. Shares issued pursuant to the Plan will have the same voting rights as the Shares issued pursuant to the Fund’s continuous offering.
10. Each Participant may terminate the Participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.pgim.com/investments, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to the Plan Administrator at Prudential Mutual Fund Services LLC Trust Company, Prudential Mutual Fund Services LLC PO Box 9658, Providence, RI 02940 or by calling the Plan Administrator at (800) 225‑1852. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator prior to any distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Shares and a check for the cash adjustment of any fractional share at the market value of the Fund’s Common Stock as of the close of business on the date the termination is effective less any applicable fees. In the event a Participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in Common

PGIM Private Real Estate Fund, Inc.    33

Other Information (continued)

Stock on behalf of the terminating Participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.
11. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving Distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
12. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
13. The automatic reinvestment of dividends does not relieve Participants of any taxes which may be payable on dividends. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. Specific cost basis information will also be included on a Participant’s statement in accordance with applicable law.
14. These terms and conditions of the Plan shall be governed by applicable federal securities laws and the laws of the State of New York.
March 30, 2022

Information about Board Members and Officers (unaudited)
The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The Board in turn elects the officers, who are responsible for administering the day‑to‑day operations of the Fund. Information about the Board of Directors and officers is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Directors.” Directors who are not deemed to be Independent Directors are referred to as “Interested Directors.”
The Fund’s executive officers are chosen by the Board to hold office until their respective successors are duly elected and qualify. Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
Biographical Information of the Board of Directors. Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Morris L. McNair, III 1968 Board Member Portfolios Overseen: 2	Chairman of SG Credit Partners, Inc. (lower middle market lender) (August 2019- Present); Chief Executive Officer of MidMark Financial Group, Inc. (specialty finance business) (February 2019-Present); formerly, Founding Partner of Virgo Investment Group (middle-market opportunistic private equity fund) (2010-2019); formerly, Investment Professional, Silver Point Capital (2007- 2009); formerly, Senior Managing Director at CIT (2001-2007); formerly, Vice President Wachovia’s Corporate Banking Group (1993-2001).	Trustee, PGIM Private Credit Fund (2022- Present); Director, PGIM Private Real Estate, Inc. (2022-Present); formerly Director, Lease Corporation of America (2013-2022); Director, Lease Corporation of America (2013-Present); formerly, Director, Stonegate Capital (Co- Chairman) (2017-2019); formerly, Director; AgResource Management/ Agrifund (Chairman) (2016-2019); formerly, Director, NOW Account Network Corporation (2014- 2019); formerly, Director, HPF Service (Chairman) (2013-2019); formerly, Director, Zippy Shell Incorporated (Chairman) (2015-2018); formerly, Director, Ygrene Energy Fund (2014-2018).	Since March 2022

PGIM Private Real Estate Fund, Inc.

Information about Board Members and Officers (continued)

Independent Directors
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Mary Lee Schneider 1962 Board Member Portfolios Overseen: 2	Formerly, President & Chief Executive Officer of SG360° (direct marketing communications) (2015-2018); formerly, President & Chief Executive Officer of Follett Corp. (PreK‑12 Educational Technology & Services) (2012-2015); formerly, President, Digital Solutions & Chief Technology Officer for RR Donnelley (communications company for marketing, commercial printing and related services) (1992-2012); formerly, McGraw Hill’s Business Week Magazine (1987-1992); formerly, Time Warner (1985- 1987).	Trustee, PGIM Private Credit Fund (2022- Present), Director, PGIM Private Real Estate Fund, Inc. (2022-Present), Independent Director, Active International (global corporate trade company that leverages assets for multi-platform media) (2019-Present); Independent Director, The Larry H. Miller Company (holding company comprised of real estate, healthcare, sports/ entertainment and technology investments) (2015-Present); Independent Director, Penn State University’s Board of Trustees (2015-Present); Independent Director, Mercy Home for Boys & Girls’ Leader Council (since 2014-Present).	Since March 2022

Thomas M. Turpin 1960 Board Member and Independent Chair Portfolios Overseen: 2	Formerly, Chief Operating Officer at Heitman LLC (global real estate investment firm) (2013-2018); formerly, Chief Operating Officer and Chief Executive Officer of Old Mutual US Asset Management (institutional and retail asset management business) (2002-2010); formerly, Managing Director and Chief Administrative Officer of the Institutional, Retail and Defined Contributions Business; Putnam Investments (1993-1999); formerly, Managing Director and Head of Defined Contribution Plans, Putnam (2000-2001); formerly, Trust Accountant, Financial Analyst, Controller of Institutional group; formerly, Manager, Global Cash and Securities Processing Group The Boston Company (now part of BNY Mellon) (1982-1993).	Trustee, PGIM Private Credit Fund (2022- Present), Director, PGIM Private Real Estate Fund, Inc. (2022-Present), Formerly, Director‑Old Mutual Asset Management Trust Co. (2009-2010); formerly, Trustee‑Old Mutual Advisors Fund II (2008-2010); formerly, Board Member of numerous investment boutiques majority owned by Old Mutual Asset Management (2004-2010).	Since March 2022

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Interested Director
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President (since September 2022) of the PGIM Private Credit Fund; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None	Since March 2022
Biographical Information of the Officers of the Fund. Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Stuart S. Parker 1962 President	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; President and Principal Executive Officer (since September 2022) of the PGIM Private Credit Fund; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute-Board of Governors (since May 2012).	Since March 2022

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005- 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since July 2022

PGIM Private Real Estate Fund, Inc.

Information about Board Members and Officers (continued)

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM ETF Trust, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Short Duration High Yield Opportunities Fund; Chief Compliance Officer; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC, and Vice President, Associate General Counsel and Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since March 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since March 2022

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2022

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2022

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since March 2022

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund.	Since March 2022

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Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022-July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since March 2022

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since March 2022

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since March 2022

Robert W. McCormack 1973 Assistant Treasurer	Vice President (2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016); formerly Director (2016- 2017) within PGIM Investments Fund Administration.	Since March 2022

(a)	Excludes Mr. Benjamin, Interested Director of the Fund, who also serves as Vice President of the Fund. See biography above.
Explanatory Notes to Tables:
●
Directors are deemed to be “interested,” as defined in the Investment Company Act, by reason of his or her affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

●	Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors
The Board of Directors (the “Board”) of PGIM Private Real Estate Fund, Inc. (the “Fund”) consists of four individuals, three of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.
Initial Approval of the Fund’s Advisory Agreements
As required by the 1940 Act, the Board considered the proposed management agreement between the Fund and PGIM Investments LLC (the “Manager”) and the proposed subadvisory agreement between the Manager and PGIM, Inc. (through its operating division, PGIM Real Estate), an affiliate of the Manager (the “Subadviser”), with respect to the Fund prior to the Fund’s commencement of operations. The Board, including all of the Independent Directors, met on March 30, 2022 (the “Meeting”) and approved the agreements for an initial two‑year period, after concluding that approval of the agreements was in the best interests of the Fund.
In advance of the Meeting, the Board requested and received materials relating to the agreements and had the opportunity to ask questions and request further information in connection with its considerations.
In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant to the approval of the agreements, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; performance information for a similar investment strategy managed by the Manager and the Subadviser; the Manager’s and the Subadviser’s qualifications; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; the Fund’s estimated expenses and fees; statements from the Manager regarding potential economies of scale as the Fund’s assets increase; and other anticipated benefits to the Manager, Subadviser or their affiliates from the Adviser’s and Subadviser’s relationship to the Fund. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the Meeting. The Board also considered information provided by the Manager and the Subadviser with respect to other funds managed by the Manager and the Subadviser. The Board noted that both the Manager and the Subadviser had provided the Board with responses to letters prepared by the Board, in consultation with independent legal counsel, requesting information and documents to assist the Board in its deliberations regarding the agreements. In their deliberations, the Directors did not identify any single factor

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.
The Directors determined in the exercise of their reasonable business judgment that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, are appropriate and in the best interests of the Fund and its stockholders, in view of the services to be performed and the fees to be charged under the agreements, and in view of such other matters as the Directors considered relevant in the exercise of their reasonable business judgment.
The material factors and conclusions that formed the basis for the Directors’ determinations to approve the agreements are separately discussed below.
Nature, quality and extent of services
With respect to the Manager, the Board noted that it had received and considered information about the Manager in advance of and at the Meeting. The Board considered the services to be provided by the Manager, including, but not limited to, the oversight of the Subadviser, the administration of corporate affairs and provision of office facilities, and the provision of fund recordkeeping, compliance and other services to the Fund. The Board also noted that the Manager pays the salaries of all of the officers of the Fund and Directors of the Fund who are affiliated persons of the Manager. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services to be provided by the Manager under the management agreement with the Fund.
With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser in advance of and at the Meeting. The Board considered the services to be provided by the Subadviser, including, but not limited to, the management of the Fund’s assets in accordance with the Fund’s investment objectives and policies, and the purchase and sale of investments for the Fund’s portfolio. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day‑to‑day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations, information security program, and business continuity plan, as well as certain regulatory matters. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer with respect to the Subadviser. The Board noted that it

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was satisfied with the nature, quality and extent of services to be provided by the Subadviser.
Performance
Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. Although the Subadviser did not believe that any of the other core plus investment strategies that it manages are directly comparable to the Fund, it provided information on the performance of a “core plus” private fund managed by the Manager and the Subadviser that seeks real estate investments with a low to moderate risk profile to illustrate its investment philosophy, process, and capabilities.
The Board concluded that the Subadviser had the experience and capabilities to manage the Fund in accordance with the Fund’s investment objectives and policies.
Fee Rates
In considering the proposed fees to be paid to the Manager and the Subadviser, the Board reviewed information provided by the Manager regarding its pricing philosophies, the calculation of the fees, and relevant fee comparison information for a private fund managed by the Manager and Subadviser as well as certain peer funds managed by third parties (such peers having been selected based on size, structure, underlying strategy, and income orientation), including other non‑traded real estate investment trusts (“REITs”), both registered and not registered as investment companies under the 1940 Act. The Board considered the proposed management fee of 1.00% of the average daily value of the Fund’s net assets to be paid by the Fund to the Manager. The Board also considered that the Manager has contractually agreed to waive its entire management fee from effectiveness of the Fund’s registration statement until the later of (i) one year from the effectiveness of the Fund’s registration statement or (ii) April 30, 2023 (the “Waiver Period”). The Board noted that, following the Waiver Period, the Manager would receive a management fee at an annual rate of 1.00% of the average daily value of the Fund’s net assets.
The Board also considered the proposed subadvisory fee, noting that it will be paid to the Subadviser by the Manager and not by the Fund, and that under the proposed subadvisory agreement, the Manager will be responsible for paying the Subadviser a monthly fee at the annual rate of 0.60% of the average daily value of the Fund’s net assets. The Board considered that, like the Manager, the Subadviser has contractually agreed to waive its entire subadvisory fee for the duration of the Waiver Period. The Board noted that following the Waiver Period, the Subadviser would receive from the Manager a subadvisory fee at an annual rate of 0.60% of the average daily value of the Fund’s net assets.
The Board also considered the proposed incentive fee to be paid by the Fund, which would be calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s portfolio operating income for the immediately preceding quarter. The Board noted that no incentive fee on portfolio operating income will be payable in any calendar

PGIM Private Real Estate Fund, Inc.

Approval of Advisory Agreements (continued)

quarter in which the Fund did not achieve a 5% total return over the trailing 12‑month period, and that this incentive fee will be allocated between the Manager (40.0% of the incentive fee) and the Subadviser (60.0% of the incentive fee). The Board further considered that the incentive fee will only be payable beginning with the calendar quarter ending after the Fund has at least 12 months of operations, which shall not be earlier than one year from the effective date of the Fund’s registration statement.
The Board noted the structure and amounts of the Fund’s proposed management fees, which includes the management fee, sub‑advisory fee and incentive fee, were generally in line with the management fees and subadvisory fees charged by other non‑traded REITs and REITs registered under the 1940 Act.
The Board also considered the differences between the proposed fees charged by the Manager and Subadviser with respect to the Fund and those charged to a private fund managed by the Manager and the Subadviser with a similar investment strategy to that of the Fund. The Board noted management’s view that the material differences between the fees charged to the Fund and those charged to the private fund are warranted because, among other reasons, the Fund would be subject to increased legal and regulatory risk given its larger retail investor base relative to the private fund and because the Fund will be subject to regulation under the 1940 Act unlike the private fund.
The Board took into account the estimated total expense ratios of the Fund and noted that the Manager had agreed to waive its fees and/or reimburse Fund expenses in order to limit certain expenses of the Fund until April 30, 2025, subject to recoupment by the Manager if certain conditions are met within three years of the fee waiver or expense reimbursement (subsequently, on August 8, 2022, the Manager agreed to limit such expenses until August 15, 2025).
Following its review, in view of the extent and quality of services that the Board believed the Fund will receive, the Board determined that the proposed management, sub‑advisory and incentive fees were reasonable.
Profitability
Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board took into account that the Manager and Subadviser had agreed to waive their respective fees during the Waiver Period, and noted that such waiver and expense limitations would have an adverse effect on the Manager’s and Sub‑Adviser’s respective profitability during the initial periods of the Fund’s operations. The Board noted that the Manager had, at the request of the Board, provided information regarding the profitability of the Manager’s investment advisory business in the aggregate.

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Economies of Scale
Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed.
Other Benefits to the Manager and the Subadviser
The Board considered potential “fall‑out” or ancillary benefits anticipated to be received by the Manager and the Subadviser in connection with the Manager’s and Subadviser’s management of the Fund. Based on information provided by and discussions with the Manager, the Board concluded that these benefits did not appear to be material at the present time in connection with the Fund.
After consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

PGIM Private Real Estate Fund, Inc.

Privacy Notice
Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.
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We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.
This notice is being provided to customers and former customers of the Prudential companies listed below.
Insurance Companies and Insurance Company Separate Accounts
The Prudential Insurance Company of America; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Legacy Insurance Company of New Jersey; Insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential or Pruco (except for insurance company separate accounts sponsored by Prudential Retirement Insurance and Annuity Company (PRIAC), which were transferred to Empower as part of the sale of PRIAC to Empower Annuity Insurance Company of America and are no longer affiliated with Prudential)
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Broker-Dealers and Registered Investment Advisers
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Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2023
D6021

∎ MAIL 655 Broad Street Newark, NJ 07102	∎ TELEPHONE (800) 225‑1852

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225‑1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‑month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.The SAI includes additional information about directors of the Registrant and is available, without charge, upon request, and a toll-free (or collect) telephone number and e‑mail address, if any, for shareholders to use to request the SAI.

DIRECTORS
Morris L. McNair III ● Mary Lee Schneider ● Thomas M. Turpin ● Scott E. Benjamin

OFFICERS

Stuart S. Parker, President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Russ Shupak, Treasurer and Principal Accounting Officer ● Elyse M. McLaughlin, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102
SUBADVISER	PGIM Real Estate	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102
CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Simpson Thacher & Bartlett LLP	425 Lexington Avenue New York, NY 10017

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. An investor may obtain the prospectus by calling (800) 225‑1852. The prospectus should be read carefully before investing.

E‑DELIVERY
To receive your fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Private Real Estate Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N‑PORT. The Fund’s Form N‑PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225‑1852.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 and the rules promulgated thereunder that the Fund may purchase, from time to time, its shares at net asset value.

Mutual Funds and Closed‑End Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM PRIVATE REAL ESTATE FUND, INC.

SHARE CLASS	I	D	S	T
CUSIP	69419Y105	69419Y204	69419Y303	69419Y402
MF252E

PPREF/RP EAST GATE HOLDINGS, LLC

AND SUBSIDIARY

CONSOLIDATED AUDITED FINANCIAL STATEMENTS

PERIOD OF NOVEMBER 2, 2022 (INCEPTION)

TO

DECEMBER 31, 2022

PPREF/RP East Gate Holdings, LLC and Subsidiary

INDEPENDENT AUDITOR’S REPORT

To the Members

PPREF/RP East Gate Holdings, LLC and Subsidiary

Opinion

We have audited the accompanying consolidated financial statements PPREF/RP East Gate Holdings, LLC and Subsidiary, which comprise the Consolidated Balance Sheet as of December 31, 2022, and the related Consolidated Statements of Operations, Members’ Equity and Cash Flows for the period of November 2, 2022 (Inception) to December 31, 2022, and the related notes to the consolidated financial statements.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PPREF/RP East Gate Holdings, LLC and Subsidiary as of December 31, 2022, and the results of its operations and its cash flows for the period of November 2, 2022 to December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of PPREF/RP East Gate Holdings, LLC and Subsidiary. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of PPREF/RP East Gate Holdings, LLC and Subsidiary’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about PPREF/RP East Gate Holdings, LLC and Subsidiary’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Rockville, Maryland

January 31, 2023

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Balance Sheet

December 31, 2022
Assets

Investment in real estate
Building and equipment	$36,531,895
Less: Accumulated depreciation	(75,066)
Net building and equipment	36,456,829
Land	10,397,458

Net investment in real estate	46,854,287

Other assets
Cash and cash equivalents	889,948
Tenant accounts receivable	36,775
Deposits and other assets	4,004

Total other assets	930,727

Total assets	$47,785,014

December 31, 2022
Liabilities and Members’ Equity

Liabilities

Mortgage payable secured by real estate	$25,626,600
Less: deferred financing costs, net of accumulated amortization of $11,042	(330,514)
Mortgage payable, net	$25,296,086

Other liabilities
Accrued expenses	10,858
Accrued interest	117,242
Tenant security deposit liability	98,376
Total other liabilities	$226,476

Total liabilities	25,522,562

Commitments and contingencies	-

Members’ equity	22,262,452

Total liabilities and members’ equity	$47,785,014

The accompanying Notes to Consolidated Financial Statements are an integral part of these financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Operations

Period from November 2, 2022 (Inception) to December 31, 2022
Rental revenue	$310,586
Operating expenses
Management Fees	9,671
Operating and maintenance expenses	18,019
Taxes	25,589
Total operating expenses	53,279
Income from operations	257,307
Other income (expenses)
Interest income	894
Interest expense	(245,525)
Depreciation	(75,066)
Total other expenses	(319,697)
Net loss	$(62,390)

The accompany Notes to Consolidated Financial Statements are an integral part of these financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Members’ Equity

	(Investor) PPREF East Gate Investors LLC	(Operator) Moerka LLC	Total

Balance, November 2, 2022 (Inception)	$-	$-	$-

Contributions	22,101,594	223,248	22,324,842

Net loss	(61,766)	(624)	(62,390)

Members’ equity, December 31, 2022	$22,039,828	$222,624	$22,262,452

The accompanying Notes to Consolidated Financial Statements are an integal part of the financial statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Consolidated Statement of Cash Flows

Period from Novenber 2, 2022 (Inception) to December 31, 2022
Cash flows from operating activities
Net loss	$(62,390)
Adjustments to reconcile net loss to net cash provided by by operating activities
Depreciation and amortization	75,066
Amortization of deferred financing costs included in interest expense	11,042
Increase in
Tenant accounts receivable	(36,775)
Deposits and other assets	(4,004)
Increase in
Accrued expenses	10,858
Accrued interest	117,242
Tenant security deposit liability	98,376
Net cash provided by operating activities	209,415

Cash flows from investing activities
Purchase of building and land	(21,302,753)

Cash flows from financing activities
Deferred financing costs	(341,556)
Contributions	22,324,842
Net cash provided by financing activities	21,983,286

Net change in cash and cash equivalents	889,948

Cash and cash equivalents at inception	-

Cash and cash equivalents at end of year	$889,948

Supplemental information:
Interest paid	$121,150

Noncash transactions:
Building and land purchase financed with debt	$25,626,600

The accompanying Notes to Consolidated Financial Statements are an integral part of the financials statements.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022

Note 1 - Organization and significant accounting policies

Organization

PPREF/RP East Gate Holdings, LLC (“Company”) was formed on November 2, 2022 under the laws of the state of Delaware, for the purpose of purchasing, managing and operating a retail rental development located in Chantilly, Virginia. The property consists of 116,032 square feet of retail rental space and pad sites and currently has 21 tenants. The Company has two members, the Investor Member who is the 99% capital owner and the Operator Member, who is the 1% capital owner.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of PPREF/RP East Gate Holdings, LLC and PPREF/RP East Gate LLC, which is a wholly owned subsidiary of RPP II JV LLC. Intercompany transactions have been eliminated in consolidation.

Contributions

The members are required to fund “Initial Capital Contributions” as defined in the agreement for the initial acquisition of the property and, to the extent permanent financing is not obtained in an amount sufficient to fully repay the acquisition loan, to contribute capital to repay the shortfall between the acquisition loan payoff amount and permanent financial amount. For the period of November 2, 2022 (Inception) to December 31, 2022, the members contributed $22,324,842 of capital.

In the event the managing member determines additional capital contributions are necessary, Members are required to fund their contributions by the date specified in the funding notice. If any Member fails to make the contribution, then the other Member may 1) withdraw their contribution; 2) loan the Company the non-contributing Member’s share of the contribution with the option to treat the contributing Member’s contribution as a loan as well ; or 3) fund the non-contributing members capital contribution and dilute the failing members ownership in accordance with the operating agreement (“Priority Contribution”).

Distributions

Distributions of operating cash flow are generally allocated to members in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022

Distributions of Extraordinary Cash Flow, as defined in the operating agreement, shall generally be in allocated in accordance with the operating agreement as follows:

1.	First, to the Members to pay the accrued preferred return on Priority Contributions of the greater of Prime plus 5% or 18%;
2.	Second, to the Members to the extent of Priority Contributions;
3.	Third, to the Members to the extent of the Members Operating Return of 10%;
4.	Fourth, pro-rata in accordance with the funded capital percentages until all capital is returned;
5.	Fifth, 95% to the Investor Member and 5% to the Operator Member until a 14% IRR has been achieved by the Investor Member and provided no dilution has occurred; and
6.	Sixth, 90% to the Investor Member and 10% to the Operator Member provided no dilution has occurred.

Allocation of net income and loss

Income and losses are generally allocated based on the Target Capital Accounts of the Members. Target Capital is the amount the Members would receive if the Company sold all of its assets at book value and repaid all liabilities at book value with any remaining proceeds being distributed to the members in accordance with the distribution provisions of the operating agreement.

Revenue recognition

The Company’s rental revenue consists solely of rents earned from operating leases. Leases generally include a fixed base rent amount as well as a variable nonlease component. The fixed rate component generally includes escalations which generally occur either every year or every five-years. The variable non-lease component of the Company’s operating leases primarily consists of reimbursement of operating expenses such as real estate taxes, insurance and common area maintenance costs. The fixed rate rent is generally recognized straight-line over the expected term of the lease with the variable component recognized based on the reimbursable amounts actually invoiced. The Company has elected the practical expedient to include both the fixed and nonlease components as a single component.

Cash and cash equivalents

Cash and cash equivalents consist of cash held in depository accounts. The Company may maintain cash balances that exceed federally insured limits but does not believe that this results in any significant credit risk.

Tenant accounts receivable

The Company periodically evaluates the collectability of amounts due from tenants and elected an accounting policy to record a general reserve under ASC 450, Contingencies, for tenant receivables that are probable of collection and to record the reserve as bad debt expense. The Company provides for an allowance for doubtful accounts determined principally on the basis of historical experience. Subsequently, tenant receivables balances that are determined to be troubled are removed from the general reserve are written off with an adjustment to rental revenue net of the general reserve attributable

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022 to the lease. The Company exercises judgment in assessing the probability of collection and consider payment history and current credit status in making this determination. At December 31, 2022, no allowance has been recorded as the Company considers collection of all receivables highly probable.

Deferred financing costs

The Company presents deferred financing costs as a reduction of the mortgage payable, with amortization of deferred financing costs included as a component of interest expense.

Deferred financing costs are amortized over the life of the related loan (5 years) using the effective interest method. Amortization of deferred financing costs for the period of November 2, 2022 (Inception) to December 31, 2022 was $11,042 which is included in interest expense on the accompanying consolidated statement of operations.

Income taxes

For Federal income tax purposes, the members report their share of the Company’s income or loss for each year on their respective income tax returns. Consequently, no provision for federal income taxes has been included in the accompanying consolidated financial statements.

Accounting for uncertainty in income taxes

The Company evaluates uncertainty in income tax positions based on a more-likely-than-not recognition standard. If that threshold is met, the tax position is then measured at the largest amount that is greater than 50% likely of being realized upon ultimate settlement. As of December 31, 2022, the Company has evaluated its material tax positions and determined that no accruals for uncertain tax positions are required on the Company’s consolidated financial statements. If applicable, the Company records interest and penalties as a component of income tax expense. All of the Company’s tax filings are open to examination by the relevant tax authorities as this is the initial year of operations.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent events

Management has evaluated subsequent events for disclosure in these financial statements through January 31, 2023, which is the date the consolidated financial statements are available to be issued.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022

Note 2 – Acquisition Loan Payable

The Company entered into a acquisition loan agreement with a bank for a maximum amount of $25,626,000. The loan requires monthly payments of interest at 5.49% and matures in November 2027. The Company has the option to extend the loan for an additional 3 years provided the loan-to-value does not exceed 55% at which time the loan will require monthly payments of principal and interest with a balloon payment due in November 2030. The interest rate for the extension period will be determined based on the Weekly Average Yield of the United States Treasury Securities, adjusted for a constant maturity of three years plus 2.0% with a 4.5% floor. The loan has the following prepayment penalties: 1) 3% for any principal repaid during the first year; 2) 2% for any principal repaid during the second year; 3) 1% for any principal repaid during the third year; and 4) .5% for any principal repaid during the fourth year. The acquisition loan had a balance of $25,626,000 at December 31, 2022 and related accrued interest of $117,242.

The acquisition loan is secured by the property and is guaranteed with certain non-recourse carve-out guarantees by the majority owner of the Operator Member. The entire principal balance matures in 2027.

Note 3 – Related party transactions

Management and construction agreement

The Company entered into agreement with an affiliate for the Operator Member to pay a management fee of 3.5% of gross collected operating revenues as defined in the agreement plus reimbursement of personnel costs as agreed-upon by the Members. The agreement has a term of one year and automatically renews thereafter. Either party may cancel the agreement with sixty days prior notice. The Company may also terminate the agreement immediately in writing provided a management fee equal to the next monthly installment, or the management fee that would have accrued on the next 60 days collections. The Company incurred $9,671 of management fees, of which $3,588 are outstanding and included in accrued expenses on the accompany consolidated balance sheet.

The Company may also utilize the management company to perform construction services for the property. The management company is entitled to a construction management fee ranging from 3% on construction with a total cost of under $1,000,000 to 5% on construction with a total cost over $1,000,000 but less than $5,000,000. Any construction fee on construction or improvements over $5,000,000 will be determined by the parties at that time.

Leasing services agreement

The Company entered into a leasing agreement with an affiliate of the Operator Member to pay a leasing fee ranging from 2% to 4% of the lease amount with a term of up to ten years and not including renewals. The agreement has a term of one year and the renews automatically every year with the second year of the agreement ending on December 31, 2023 and then renewing for calendar periods thereafter. The leasing agreement may be terminated by either party with 30 days prior written notice or by written notice sixty-days before the end of the then existing term of the agreement. The Company may terminate the

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022 agreement for cause in writing at any time provided an event of default exists. For the period of November 2, 2022 to December 31, 2022, no leasing commissions were earned or paid.

Acquisition services fee

The Company paid an acquisition services fee to an affiliate of the Operator Member of $200,000 which is included in the acquisition cost of the land and building.

Note 4 – Leases

The Company assessed the acquired leases at acquisition for classification under Accounting Standards Codification Section 842: Leases and has determined all of its leases are operating leases. The Company’s assessment involves significant judgements about values of leased property, the term of leases, and discount rates. The Company’s leases generally contain fixed payments of base rent which may include annual or five-year escalations and variable payments which are generally for reimbursements of real estate taxes, insurance and common area maintenance costs. Some leases contain extension or termination options, generally for periods of five years. For the period of November 2, 2022 (Inception) through December 31, 2022, the components of rental income were as follows:

Fixed lease payments	$251,550
Variable lease payments	59,036
Total rental revenue	$310,586

The following table presents the future minimum rents the under noncancelable lease agreements Company expects to receive as of December 31, 2022:

Year	Amount
2023	$2,999,920
2024	2,612,877
2025	2,142,710
2026	2,131,960
2027	2,020,917
Thereafter	3,772,395
Total	$15,680,779

Note 5 – Concentration of credit risk

Geographic location

The Company’s assets are located in Chantilly, Virginia. Therefore, the Company is subject to certain economic risks resulting from all of its revenue being derived from one source in one location.

PPREF/RP East Gate Holdings, LLC and Subsidiary

Notes to Consolidated Financial Statements for the period of November 2, 2022 (Inception) to December 31, 2022

Note 6 - Commitments and contingencies

Parallel Joint Venture

The Investor Member has the unilateral right to require the Company or its wholly owned subsidiary to contribute, assign, or sell all or a portion of the property to a parallel joint venture entity, lease all or a portion of the property to a parallel joint venture entity, or enter into a services agreement with a parallel joint venture entity which may include amendments to the operating agreement, management or leasing agreements and cash flow distributions of the Company.

REIT Status

The Investor Member has the sole right to take any action necessary to minimize or avoid the amount of nonqualified REIT income or to protect the qualified REIT asset status of the Investor Member’s investment without regard to the impact on the economics of the Company or its Members. The Investor Member is required to approve all new leases or lease modifications.

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Morris L. McNair, III, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period ended December 31, 2022, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal period ended December 31, 2022, PwC billed the Registrant $65,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

The Registrant commenced operations on November 3, 2022, therefore no information is available prior to the fiscal period ended December 31, 2022.

(b) Audit-Related Fees

For the fiscal period ended December 31, 2022, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended December 31, 2021: not applicable

(c) Tax Fees

For the fiscal period December 31, 2022: none. For the fiscal year ended December 31, 2021: not applicable

(d) All Other Fees

For the fiscal period December 31, 2022: none. For the fiscal year ended December 31, 2021: not applicable

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)    Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period ended December 31, 2022 was $0. For the fiscal year ended December 31, 2021: not applicable

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Morris L. McNair, III (Chair), Mary Lee Schneider, and Thomas M. Turpin.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

PGIM Real Estate

PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by stockholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the stockholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Managers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2022, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Darin Bright, Senior Portfolio Manager.    Mr. Bright is a Managing Director and Head of the PGIM U.S. Core Plus Investment Group. Based in Madison, New Jersey, Mr. Bright is the senior portfolio manager for all core plus funds including PGIM Private Real Estate Fund and PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund, PRISA II. Prior to joining PGIM Real Estate, Mr. Bright was a Vice President with Grubb & Ellis, a real estate asset management and brokerage company, advising real estate equity strategies for institutional and corporate clients. Before this, Mr. Bright was a commercial real estate appraiser with Richard E. Nichols Associates, providing advisory and valuation services to lenders, developers and institutional clients.

Caitlin O’Connor, Portfolio Manager.    Ms. O’Connor is an executive director at PGIM Real Estate and a member of the U.S. core plus investment platform. Ms. O’Connor serves as a portfolio manager for both PGIM Private Real Estate Fund and PRISA II, PGIM Real Estate’s flagship U.S. Core Plus equity real estate fund. Based in San Francisco, Ms. O’Connor has a leadership role in all aspects of fund strategy, investment and management. Prior to that, Ms. O’Connor held multiple roles in acquisitions and asset management at PGIM Real Estate during her 15 year tenure with the firm. Punctuating her time at PGIM Real Estate, Ms O’Connor spent two years as a development director at Lennar Multifamily Communities in the Northern California region.

Brandon Short, Portfolio Manager.    Mr. Short is an Executive Director at PGIM Real Estate and Portfolio Manager for PGIM Private Real Estate Fund. Based in Madison, New Jersey, Brandon joined the firm in 2021 and has a leadership role in all aspects of the funds’ strategy and management. Prior to joining PGIM Real Estate, Brandon was M&A Director at Round Hill Capital, where he led the firm’s inorganic growth strategy and managed corporate-level debt and equity financings. Before joining Round Hill, Brandon was a member of the Cerberus European Capital Advisors team where he underwrote real estate assets associated with non-performing loans and developed optimal business plans offering the most accretive property management and exit strategies. Prior to joining Cerberus, Brandon worked at Goldman Sachs as a real estate investment banker based in both New York and Dubai.

Other Accounts Managed by the Portfolio Managers. The following table sets forth certain information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2022.

The following table identifies, as of December 31, 2022: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Darin Bright

(in USD Millions, Unless Otherwise Mentioned)	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$17,546.0	0	$0

Other Accounts	2	$1,200.8

Caitlin O’Connor

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	1	$17,546.0	0	$0

Other Accounts	1	$8.0	0	$0

Brandon Short

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	0	$0	0	$0

Pooled Investment Vehicles Other Than Registered Investment Companies	0	$0	0	$0

Other Accounts	0	$0	0	$0

Compensation and Conflicts Disclosure:

Compensation

PGIM Real Estate provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance of PGIM Real Estate and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•Base salary levels are reviewed annually in the first quarter of the year to determine if an individual should receive an increase based on performance, demands of the job and market compensation data which is provided by Prudential Financial, Inc.’s corporate compensation group.

•Cash bonuses are awarded annually based on the scope of the individual’s responsibilities, their personal and portfolio performance for the prior year, and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PGIM Real Estate and the investment performance of the portfolio managers specific fund or funds measured against each applicable benchmark or performance targets. An individual’s share of the pool is based on his or her contribution toward meeting these goals.

•Portfolio management team members at the Vice President level and above also receive annual long-term incentive program compensation (“LTIP”). LTIP awards are based on the same factors as the annual cash bonus. The award, however, is not immediately paid to the individual and vests over three years as described below. Twenty percent (20%) of the LTIP award is made in the form of Prudential Financial restricted stock units which vest proportionately over three years with one-third of the grant vesting on each anniversary until fully vested. The remaining eighty percent (80%) is a deferred cash award which vests in its entirety on the third anniversary of the grant. Over the vesting period, the value of the deferred cash award increases or decreases based on the performance of the accounts on which the portfolio manager works directly.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

PGIM Real Estate is a division of PGIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate’s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate’s relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.

PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate’s affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, assets of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of assets of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the Fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM’s client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.

PGIM Real Estate follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

The Manager and its affiliates have existing and potential relationships with a significant number of corporations, institutions and individuals in matters related to its other businesses and investments. As a result of these relationships, the Manager or Subadviser may face conflicts of interest in connection with any transactions involving an investment by the Fund with such persons, including with respect to the consideration offered by, and the obligations of, such persons. In determining whether to pursue a particular investment on behalf of the Fund, these relationships could be considered by the Manager or Subadviser, and there may be certain potential investments which will not be pursued on behalf of the Fund in view of such relationships. As a result, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Manager or Subadviser will be made available to the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – None.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:            PGIM Private Real Estate Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President (Principal Executive Officer)

Date:	February 24, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	February 24, 2023